Exhibit 10.56


                           FORM OF INDEMNITY AGREEMENT

         THIS INDEMNITY AGREEMENT (the "Agreement") is made as of this _____ day of __________, 200__ by and between Public Storage, Inc., a California corporation (the "Company") and __________________________, an executive officer of the Company ("Indemnitee").

                                    RECITALS

         A. Both the Company and Indemnitee recognize the increased risk of litigation and other claims currently being asserted against directors and officers of corporations.

         B. In recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued and effective service to the Company, and in order to induce Indemnitee to provide services to the Company as a director and officer, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

                                    AGREEMENT

         In  consideration  of  the  foregoing   recitals  and  of  Indemnitee's
continuing to serve the Company and intending to be legally bound hereby, the parties agree as follows:

         1.       CERTAIN DEFINITIONS.

                  As used in this Agreement the following terms shall have the meanings set forth in this section:

                           (a) Expenses: any expense, liability, or loss, including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding relating to any Indemnifiable Event.

                           (b) Indemnifiable Event: any event or occurrence that
              takes place either prior to or after the execution of this Agreement, related to Indemnitee's service as a director and officer of the Company or an affiliate, or, at the request of the Company, as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or as a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or related to anything done or not done by Indemnitee in any such capacity, whether or not the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company, as described above.

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                           (c)  Proceeding:  (i)  any  threatened,  pending,  or
              completed action, suit, or proceedings, whether civil, criminal, administrative, investigative or other, or (ii) any inquiry, hearing, or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding.

         2.       AGREEMENT TO INDEMNIFY.

                           (a) General Agreement.  If Indemnitee becomes a party
              to or witness or other participant in, or is threatened to be made a party to or witness or other participant in any Proceeding by reason of (or arising in part out of) an Indemnifiable Event, Indemnitee shall be indemnified and held harmless by the Company from and against any and all Expenses actually or reasonably incurred or suffered by Indemnitee in connection with such Proceeding to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto). The Company shall also cooperate fully with Indemnitee and render such assistance as Indemnitee may reasonably require in the defense of any Proceeding in which Indemnitee was or is a party or is threatened to be made a party, and shall make available to Indemnitee and his counsel all information and documents reasonably available to it which relate to the subject of any such Proceeding. The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company's Articles of Incorporation, its Bylaws, or vote of its shareholders or disinterested directors.

                           (b)  Statutory  Limitation  on  Indemnification.  The
              parties intend to indemnify Indemnitee to the fullest extent permitted by law. The General Corporation Law of California presently prohibits indemnification in an action brought by or in the right of the corporation for breach of a director's duties to the corporation and its shareholders (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that an Indemnitee believes to be contrary to the best interests of the Company or its shareholders or that involve the absence of good faith on the part of the Indemnitee, (iii) for any transaction from which an Indemnitee derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the Indemnitee's duty to the Company or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnitee's duty to the Company or its shareholders, (vi) under Section 310 of the General Corporation Law of California or (vii) under Section 316 of the General Corporation Law of California. The General Corporation Law of California also presently prohibits indemnification in circumstances in which indemnity is expressly prohibited by
              Section 317 of the General Corporation Law of California. To the extent that the General Corporation Law of California is amended or interpreted to permit the Company to provide broader indemnification rights than are now permitted, the parties contemplate that this Agreement, without amendment or modification, shall encompass such broadened powers to indemnify and that Indemnitee shall be entitled hereunder to any such broadened indemnification rights.

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                           (c)   Initiation   of   Proceeding.   Notwithstanding
              anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company unless (i) the Company has joined in or the Board of Directors has consented to the initiation of such Proceeding, or (ii) the Proceeding is one to enforce indemnification rights.

                           (d) Expense Advances. Expenses incurred by Indemnitee
              in defending any Proceeding relating in whole or in part to an Indemnifiable Event shall be advanced by the Company prior to the final disposition of any such Proceeding upon receipt by the Company of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced if it should be determined ultimately that Indemnitee is not entitled to be indemnified under this Agreement or otherwise.

                           (e) Mandatory  Indemnification.  Notwithstanding  any
              other provision of this Agreement, (i) to the extent that Indemnitee has been successful on the merits in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith and (ii) if the monetary liability of Indemnitee in a Proceeding brought by the Company or by a shareholder suing derivatively on behalf of the Company may be eliminated pursuant to Section 204(a) of the General Corporation Law of California, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                           (f) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

         3.       NOTIFICATION AND DEFENSE OF PROCEEDING.

                           (a) Notice.  Promptly  after receipt by Indemnitee of
              notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee.

                           (b) Defense. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding to the full extent permitted by law and at its own expense, when, and only to the extent that the Company, in its sole discretion, chooses to so participate. The Indemnitee shall cooperate fully with the Company and render such assistance as the Company may reasonably require in the Company's participation in any such Proceeding and shall make available to the Company and its counsel all information and documents reasonably available to Indemnitee which relate to the subject of such Proceeding. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred.

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                           (c)  Settlement  of Claims.  The Company shall not be
              liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent; the Company will not unreasonably withhold its consent to any proposed settlement.

         4. REMEDY TO ENFORCE RIGHT TO INDEMNIFICATION. If a claim for indemnity under Section 2 of this Agreement is not paid in full by the Company within ninety days after a written claim has been received by the Company, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim, together with interest thereon, and if successful in whole or in part, Indemnitee shall also be entitled to be paid the expense of prosecuting such claim, including reasonable attorneys' fees incurred in connection therewith. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that Indemnitee has not met the standards of conduct which make it permissible under the General Corporation Law of California for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such a defense shall be on the Company. Neither the failure of the Company (or of its full Board of Directors, its directors who are not parties to the Proceeding with respect to which indemnification is claimed, its shareholders, or independent legal counsel) to have made a determination prior to the commencement of an action pursuant to this Section 4 that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of California, nor an actual determination by any such person or persons that Indemnitee has not met such applicable standard of conduct, shall be a defense to such action or create a presumption that Indemnitee has not met the applicable standard of conduct.

         5. CONTRACT RIGHT NOT EXCLUSIVE. The rights conferred by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under the General Corporation Law of California, the California Labor Code or any other statute, or any provision contained in the Company's Articles of Incorporation or Bylaws, or any agreement, or pursuant to a vote of shareholders or disinterested directors, or otherwise.

         6. INSURANCE. The Company may purchase and maintain insurance on behalf of its directors and officers against any liability asserted against or incurred by any of them by reason of the fact that such person is or was a director or officer of the Company whether or not the Company would have the power to indemnify such persons against such liability under the General Corporation Law of California.

         7. AMENDMENT OF THIS AGREEMENT. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. Unless otherwise consented to in writing by Indemnitee, any amendment to this Agreement shall apply only to acts or omissions of Indemnitee after such amendment is executed by Indemnitee but such amendment shall not affect Indemnitee's rights hereunder with respect to acts or omissions occurring prior thereto. No waiver of any of the provisions of this Agreement shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

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         8. AMENDMENT OF ARTICLES OF INCORPORATION, BYLAWS. The Company shall be entitled to amend or repeal its Articles of Incorporation or Bylaws or both but any amendment which reduces or eliminates Indemnitee's right to indemnification shall apply only to acts or omissions of Indemnitee after such amendment is effective and such amendment shall not affect Indemnitee's rights with respect to acts or omissions occurring prior to the effectiveness of such amendment. If the Company amends its Articles of Incorporation or Bylaws or both to permit the Company to provide broader indemnification than currently permitted under the Articles of Incorporation or Bylaws or both, Indemnitee shall be entitled to such broadened indemnification rights to the fullest extent permitted by law.

         9. TERMINATION. This Agreement may be terminated by a writing to that effect executed by the Company and delivered to Indemnitee; such termination shall apply only to acts or omissions of Indemnitee after such notice is delivered to Indemnitee but such termination shall not affect Indemnitee's rights hereunder with respect to acts or omissions occurring prior thereto. Indemnitee shall not forfeit Indemnitee's status as a beneficiary under this Agreement by the termination of Indemnitee's position with the Company.

         10. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, Bylaw, or otherwise) of the amounts otherwise indemnifiable hereunder.

         11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though he may have ceased to serve in such capacity at the time of any Proceeding.

         12. SEVERABILITY. If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.

         13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

         14. NOTICES. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to the Company at:

                                       Public Storage, Inc.
                                       701 Western Avenue
                                       Glendale, California 91201-2397
                                       Attn:

and to Indemnitee at:

                                       701 Western Avenue
                                       Glendale, California 91201-2397

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

         Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day specified above.

                       PUBLIC STORAGE, INC.



                       By: ____________________________________
                              Name: ____________________
                              Title: ___________________


                       INDEMNITEE



                       ------------------------------------------
                       Name:  __________________________

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